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                                                                  EXHIBIT 10.4.9


                                 PROMISSORY NOTE

$15,000,000                                                   September 23, 1998

        FOR VALUE RECEIVED, Easyriders Sub II, Inc., a California corporation ("Maker"), promises to pay to Joseph Teresi ("Payee") the principal sum of Fifteen Million Dollars ($15,000,000), without interest, immediately after the filing with and acceptance by the Secretary of State of the State of Nevada of the Articles of Merger referred to in Section 2.2(c) of the Stock Contribution and Sale Agreement dated as of June 21, 1998 by and among Newriders, Inc., Easyriders, Inc., Payee and certain other parties, by wire transfer of immediately available funds to such account as Payee shall designate.

        This Note may not be assigned by Maker or Payee without the express written consent of the other party.

        This Note may not be amended except by a writing signed by Maker and Payee.

        Whenever in this Note there is reference made to either Payee or Maker, such reference shall be deemed to include a reference to the successors and permitted assigns of such party and the provisions of this Note shall be binding upon and inure to the benefit of said successors and permitted assigns.

        THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONSENT TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF CALIFORNIA AND OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF CALIFORNIA (THE "CALIFORNIA COURTS") FOR ANY LITIGATION ARISING OUT OF OR RELATING TO THIS NOTE (AND AGREE NOT TO COMMENCE ANY LITIGATION RELATING THERETO EXCEPT IN SUCH COURTS), WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUCH LITIGATION IN THE CALIFORNIA COURTS AND AGREE NOT TO PLEAD OR CLAIM IN ANY CALIFORNIA COURT THAT SUCH LITIGATION BROUGHT THEREIN HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.



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        This Note has been executed and delivered at Los Angeles, California, on the date first above written.



                                            EASYRIDERS SUB II, INC.



                                            By: /s/ William E. Prather
                                                --------------------------------
                                                Name:  William E. Prather
                                                Title: President and Chief
                                                       Executive Officer




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